UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 26, 2007

EVERGREEN ENERGY INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14176	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

1225 17th Street, Suite 1300 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
(Registrant’s telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2007, the Board of Directors of Evergreen Energy Inc. (the “Company”) confirmed Kevin R. Collins as the Company’s Chief Executive Officer (“CEO”) and President.  Mr. Collins has been serving as the Company’s interim CEO and President since April 19, 2007.  The terms and conditions of Mr. Collins’ employment as previously disclosed remain unchanged.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated June 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergreen Energy Inc.

Date: June 27, 2007	By: /s/ Diana L. Kubik
Diana L. Kubik
Vice President and Chief Financial Officer

EVERGREEN ENERGY INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated June 27, 2007